UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 11, 2008
                                                           -------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                   0-28815               06-1241321
           --------                   -------               ----------
(State or other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)            File Number)         Identification No.)

          13 North Street, Litchfield, Connecticut         06759
          ----------------------------------------         -----
          (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 5.  Corporate Governance and Management

Item 5.02(b). Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

         On June 11, 2008, Kathleen A. Kelley, a director of First Litchfield Financial Corporation (the "Company") since 2004, and a director of its banking subsidiary, The First National Bank of Litchfield, since 2004, notified the Company's Board of Directors of her resignation from the Board of Directors effective June 11, 2008 for personal reasons. The Board thanked Ms. Kelley for her years of valuable service and extended to Ms. Kelley the continued best wishes of everyone associated with the Company and the Bank.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:   June 13, 2008                 First Litchfield Financial Corporation


                                       By: /s/ Joseph J. Greco
                                           -------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer